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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                      FORM 8-K


                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


           Date of Report (Date of Earliest Event Reported)     August 15, 2001


                        WORLD FINANCIAL NETWORK NATIONAL BANK
                (Exact Name of Registrant as Specified in its Charter)



                                    United States
                    (State or Other Jurisdiction of Incorporation)

                   333-85463
                   333-998                             34-1610866
           (Commission File Number)       (I.R.S. Employer Identification No.)

               800 Techcenter Drive, Gahanna, Ohio              43230
             (Address of Principal Executive Offices)         (Zip Code)


                                     (614) 729-4000
                  (Registrant's Telephone Number, Including Area Code)


                                     Not Applicable
              (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

      None

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit
  No.        Document Description
-------      --------------------
20           Monthly Servicing Report




                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         WORLD FINANCIAL NETWORK NATIONAL BANK
                         (Registrant)




                         By: Daniel T. Groomes

                         Title: President

                         Dated:  August 15, 2001